Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of June 30, 2007

ASSURANT, INC. AND SUBSIDIARIES

EARNINGS RELEASE SUPPLEMENT

AS OF JUNE 30, 2007

INDEX TO SUPPLEMENT

Page:

REGULATION G – NON GAAP MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2

SEGMENTED CONDENSED BALANCE SHEETS (unaudited)	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7

INVESTMENTS (unaudited)	15

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	16

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS (unaudited)	17

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S&P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $25 billion in assets and $7 billion in annual revenue. Assurant has more than 13,000 employees and is headquartered in New York’s financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, including, but not limited to our 10-K, as filed with the SEC.

Regulation G – Non GAAP Measures

Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands, except shares and per share amounts)	2007	2006	2007	2006
Net operating income (1)	$168,286	$149,659	$344,122	$313,478
Net realized (losses) gains on investments	(2,006)	1,477	1,615	(1,417)

Net income before cumulative effect of change in accounting principle	166,280	151,136	345,737	312,061
Cumulative effect of change in accounting principle	—	—	—	1,547

Net income	$166,280	$151,136	$345,737	$313,608

Total revenues	$2,064,727	$1,949,090	$4,121,990	$3,878,872

PER SHARE AND SHARE DATA:

Basic earnings per share
Net operating income	$1.39	$1.16	$2.83	$2.43
Net income before cumulative effect of change in accounting principle	$1.38	$1.18	$2.85	$2.42
Net income	$1.38	$1.18	$2.85	$2.43
Weighted average of common shares outstanding - basic	120,657,052	128,488,126	121,399,339	129,239,104

Diluted earnings per share
Net operating income	$1.37	$1.15	$2.79	$2.39
Net income before cumulative effect of change in accounting principle	$1.36	$1.16	$2.80	$2.38
Net income	$1.36	$1.16	$2.80	$2.39
Weighted average of common shares outstanding - diluted	122,492,504	130,327,634	123,334,227	131,197,145

Assurant, Inc. and Subsidiaries

Summary Financial Highlights (continued)

(Unaudited)

	As of June 30,	As of December 31,
($ in thousands, except shares and per share amounts)	2007	2006

Total assets	$25,772,955	$25,165,148

Total stockholders’ equity	$3,814,392	$3,832,597

Total stockholders’ equity (excluding AOCI)	$3,862,608	$3,744,533

Basic book value per share	$31.82	$31.26
Basic book value per share (excluding AOCI) (2)	$32.22	$30.54
Shares outstanding for basic book value per share calculation	119,883,278	122,618,317

Diluted book value per share	$31.41	$30.68
Diluted book value per share (excluding AOCI) (2)	$31.81	$29.97
Shares outstanding for diluted book value per share calculation	121,443,537	124,926,639

Debt to total capital ratio (excluding AOCI)	20.5%	21.0%

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

At June 30, 2007 and December 31, 2006

(Unaudited)

	At June 30, 2007
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,254,138	$1,864,820	$1,133,736	$2,614,366	$993,741	$13,860,801
Reinsurance recoverables	683,135	255,992	4,320	17,918	2,904,082	3,865,447
Deferred acquisition costs	2,410,781	155,724	42,767	25,225	—	2,634,497
Goodwill	—	—	—	—	791,195	791,195
Assets held in separate accounts	261,973	—	—	—	3,053,909	3,315,882
Other assets	524,707	295,342	120,207	209,222	155,655	1,305,133

Total assets	11,134,734	2,571,878	1,301,030	2,866,731	7,898,582	25,772,955

Liabilities
Policyholder benefits and claims payable	4,293,002	290,818	543,312	1,922,684	3,171,972	10,221,788
Unearned premiums	3,780,690	893,820	127,265	13,543	44,758	4,860,076
Debt	—	—	—	—	971,818	971,818
Mandatorily redeemable preferred stock	—	—	—	—	22,160	22,160
Liabilities related to separate accounts	261,973	—	—	—	3,053,909	3,315,882
Accounts payable and other liabilities	1,252,363	455,271	222,459	290,253	346,493	2,566,839

Total liabilities	9,588,028	1,639,909	893,036	2,226,480	7,611,110	21,958,563
Stockholders’ equity
Equity, excluding accumulated other comprehensive loss	1,546,706	931,969	407,994	640,251	335,688	3,862,608
Accumulated other comprehensive loss	—	—	—	—	(48,216)	(48,216)

Total stockholders’ equity	1,546,706	931,969	407,994	640,251	287,472	3,814,392

Total liabilities and stockholders’ equity	$11,134,734	$2,571,878	$1,301,030	$2,866,731	$7,898,582	$25,772,955

	At December 31, 2006
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$6,875,585	$1,473,357	$1,150,679	$2,569,710	$1,347,486	$13,416,817
Reinsurance recoverables	721,134	290,653	5,239	22,872	2,875,074	3,914,972
Deferred acquisition costs	2,168,708	148,635	53,059	27,504	—	2,397,906
Goodwill	—	—	—	—	790,519	790,519
Assets held in separate accounts	255,784	—	—	—	3,042,759	3,298,543
Other assets	615,941	277,028	69,131	186,251	198,040	1,346,391

Total assets	10,637,152	2,189,673	1,278,108	2,806,337	8,253,878	25,165,148

Liabilities
Policyholder benefits and claims payable	4,253,205	278,664	556,726	1,936,662	3,153,252	10,178,509
Unearned premiums	3,431,658	820,533	119,934	12,694	45,074	4,429,893
Debt	—	—	—	—	971,774	971,774
Mandatorily redeemable preferred stock	—	—	—	—	22,160	22,160
Liabilities related to separate accounts	255,784	—	—	—	3,042,759	3,298,543
Accounts payable and other liabilities	1,131,710	337,563	184,683	241,369	536,347	2,431,672

Total liabilities	9,072,357	1,436,760	861,343	2,190,725	7,771,366	21,332,551
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,564,795	752,913	416,765	615,612	394,448	3,744,533
Accumulated other comprehensive income	—	—	—	—	88,064	88,064

Total stockholders’ equity	1,564,795	752,913	416,765	615,612	482,512	3,832,597

Total liabilities and stockholders’ equity	$10,637,152	$2,189,673	$1,278,108	$2,806,337	$8,253,878	$25,165,148

(1)	Corporate and Other segment includes Accumulated Other Comprehensive Income (Loss), Reinsurance Recoverables related to the disposal of FFG and LTC businesses, goodwill, separate accounts related to the disposal of FFG business and all of Assurant, Inc.’s debt.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands, net of tax)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Assurant Solutions	$30,210	$44,069	$39,810	$41,707	$37,148	$39,747	$74,279	$76,895
Assurant Specialty Property	90,207	74,434	63,956	53,445	59,276	64,444	164,641	123,720
Assurant Health	33,838	40,524	36,960	44,847	41,016	45,096	74,362	86,112
Assurant Employee Benefits	21,475	28,957	19,428	24,400	20,590	19,185	50,432	39,775
Corporate and other	(2,862)	(7,632)	(19,908)	(7,535)	(4,930)	(439)	(10,494)	(5,369)
Amortization of deferred gains on disposal of businesses	5,360	5,427	5,861	6,128	6,514	5,741	10,787	12,255
Interest expense	(9,942)	(9,943)	(9,949)	(9,950)	(9,955)	(9,955)	(19,885)	(19,910)

Net operating income	168,286	175,836	136,158	153,042	149,659	163,819	344,122	313,478
Adjustments:
Net realized (losses) gains on investments	(2,006)	3,621	75,868	(1,739)	1,477	(2,894)	1,615	(1,417)
Assurant Solutions legal settlement	—	—	40,481	—	—	—	—	—

Net income before cumulative effect of change in
accounting principle	166,280	179,457	252,507	151,303	151,136	160,925	345,737	312,061
Cumulative effect of change in accounting principle	—	—	—	—	—	1,547	—	1,547

Net income	$166,280	$179,457	$252,507	$151,303	$151,136	$162,472	$345,737	$313,608

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Revenues:
Net earned premiums and other considerations	$1,798,687	$1,759,509	$1,768,160	$1,717,640	$1,685,322	$1,672,653	$3,558,196	$3,357,975
Net investment income	190,302	216,896	183,014	180,672	180,438	192,562	407,198	373,000
Net realized (losses) gains on investments	(3,086)	5,570	116,720	(2,675)	2,272	(4,452)	2,484	(2,180)
Amortization of deferred gains on disposal of businesses	8,246	8,349	9,017	9,428	10,022	8,833	16,595	18,855
Fees and other income*	70,578	66,939	130,722	79,014	71,036	60,186	137,517	131,222

	2,064,727	2,057,263	2,207,633	1,984,079	1,949,090	1,929,782	4,121,990	3,878,872

Benefits, losses and expenses:
Policyholder benefits	903,081	890,449	886,747	888,317	874,204	889,679	1,793,530	1,763,883
Selling, underwriting, general and administrative expenses	893,876	873,999	915,398	849,414	827,408	782,432	1,767,875	1,609,840
Interest expense	15,296	15,297	15,306	15,307	15,315	15,315	30,593	30,630

	1,812,253	1,779,745	1,817,451	1,753,038	1,716,927	1,687,426	3,591,998	3,404,353

Income before income taxes and cumulative effect of change in accounting principle	252,474	277,518	390,182	231,041	232,163	242,356	529,992	474,519
Income taxes	86,194	98,061	137,675	79,738	81,027	81,431	184,255	162,458

Net income before cumulative effect of change in accounting principle	166,280	179,457	252,507	151,303	151,136	160,925	345,737	312,061
Cumulative effect of change in accounting principle	—	—	—	—	—	1,547	—	1,547

Net income	$166,280	$179,457	$252,507	$151,303	$151,136	$162,472	$345,737	$313,608

Share repurchase program:
Shares repurchased	1,984,400	1,421,833	1,826,416	3,081,000	2,140,000	1,416,800	3,406,233	3,556,800
Average repurchase price per share	$58.56	$54.48	$54.45	$50.34	$48.43	$45.17	$56.86	$47.13
Repurchase price	$116,216	$77,460	$99,444	$155,109	$103,630	$64,001	$193,676	$167,631

AIZ Closing stock price (NYSE)	$58.92	$53.63	$55.25	$53.41	$48.40	$49.25	$58.92	$48.40

Investment yield (1)	5.69%	5.66%	5.73%	5.66%	5.83%	5.75%	5.68%	5.77%

Real estate investment income (1)	$2,972	$33,540	$614	$3,229	$—	$14,735	$36,512	$14,735

(1)	Investment yield excludes investment income from real estate partnerships.

*	The three months ended December 31, 2006 includes $62,278 related to a legal settlement in Assurant Solutions. See page 7.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Revenues:
Net earned premiums and other considerations	$618,675	$583,011	$617,798	$591,237	$592,182	$570,388	$1,201,686	$1,162,570
Net investment income	100,784	112,017	99,852	96,625	98,951	97,082	212,801	196,033
Fees and other income*	40,957	38,051	38,516	47,262	39,525	34,170	79,008	73,695

	760,416	733,079	756,166	735,124	730,658	701,640	1,493,495	1,432,298

Benefits, losses and expenses:
Policyholder benefits	258,527	243,344	252,296	250,886	247,208	248,380	501,871	495,588
Selling, underwriting, general and administrative expenses	455,140	427,645	446,185	424,284	424,429	394,878	882,785	819,307

	713,667	670,989	698,481	675,170	671,637	643,258	1,384,656	1,314,895

Income before income taxes	46,749	62,090	57,685	59,954	59,021	58,382	108,839	117,403
Income taxes*	16,539	18,021	17,875	18,247	21,873	18,635	34,560	40,508

Net operating income*	$30,210	$44,069	$39,810	$41,707	$37,148	$39,747	$74,279	$76,895

Net earned premiums and other considerations:
Domestic:
Credit	$76,109	$80,921	$86,185	$88,470	$98,206	$95,851	$157,030	$194,057
Service contracts	280,274	261,863	278,691	255,962	256,135	249,982	542,137	506,117
Other	15,517	16,689	19,791	18,034	19,759	23,699	32,206	43,458

Total Domestic	371,900	359,473	384,667	362,466	374,100	369,532	731,373	743,632

International:
Credit	92,413	96,877	104,288	104,372	97,612	88,210	189,290	185,822
Service contracts	62,543	42,717	41,449	18,868	24,416	14,761	105,260	39,177
Other	10,260	8,979	15,158	24,327	13,311	13,933	19,239	27,244

Total International	165,216	148,573	160,895	147,567	135,339	116,904	313,789	252,243

Preneed	81,559	74,965	72,236	81,204	82,743	83,952	156,524	166,695

Total	$618,675	$583,011	$617,798	$591,237	$592,182	$570,388	$1,201,686	$1,162,570

Fee income:
Domestic:
Debt protection	$7,469	$8,750	$13,523	$13,698	$13,750	$13,082	$16,219	$26,832
Service contracts	17,190	16,877	15,872	23,556	14,432	12,567	34,067	26,999
Other	5,205	6,493	4,092	4,884	4,796	4,022	11,698	8,818

Total Domestic	29,864	32,120	33,487	42,138	32,978	29,671	61,984	62,649

International	4,384	4,492	4,433	4,069	4,165	4,276	8,876	8,441
Preneed	6,709	1,439	596	1,055	2,382	223	8,148	2,605

Total	$40,957	$38,051	$38,516	$47,262	$39,525	$34,170	$79,008	$73,695

*	For supplemental purposes, segment net operating income for the three months ended December 31, 2006 excludes $62,278 of fees and other income and related tax expense of $21,797 resulting from a third-party legal settlement. These amounts are included in the Consolidated Statements of Operations for the three months and year ended December 31, 2006 in this disclosure (see Page 5). In compliance with GAAP standards and SEC reporting requirements, the impact of this legal settlement is included in the Assurant Solutions segment statements of operations in Assurant, Inc.’s annual report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC.

Assurant Solutions (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Gross written premiums:
Domestic:
Credit	$167,738	$161,843	$179,255	$184,120	$182,489	$168,927	$329,581	$351,416
Service contracts	448,143	454,404	468,820	398,170	378,636	354,962	902,547	733,598
Other	22,014	20,865	26,905	25,851	24,335	31,478	42,879	55,813

Total Domestic	637,895	637,112	674,980	608,141	585,460	555,367	1,275,007	1,140,827

International:
Credit	201,353	191,415	184,448	175,417	159,208	161,024	392,768	320,232
Service contracts	86,948	79,582	112,893	91,407	71,330	66,256	166,530	137,586
Other	13,933	10,422	10,048	11,353	11,817	11,437	24,355	23,254

Total International	302,234	281,419	307,389	278,177	242,355	238,717	583,653	481,072

Total	$940,129	$918,531	$982,369	$886,318	$827,815	$794,084	$1,858,660	$1,621,899

Preneed (face sales)	$102,360	$86,058	$84,246	$105,031	$120,545	$123,688	$188,418	$244,233

Combined ratios (a):
Domestic	100.8%	100.9%	100.1%	98.4%	99.1%	100.0%	100.9%	99.5%
International	109.7%	102.1%	99.3%	101.7%	100.0%	95.2%	106.1%	97.8%
Preneed yield (1)	6.27%	6.29%	6.36%	6.21%	6.35%	6.32%	6.25%	6.32%
Preneed average invested assets	$3,650,784	$3,600,420	$3,600,069	$3,644,564	$3,565,666	$3,468,298	$3,610,906	$3,529,311

Investment yield (1)	5.83%	5.80%	5.93%	5.67%	5.94%	5.77%	5.82%	5.87%

Real estate investment income (1)	$1,045	$14,448	$276	$1,453	$—	$2,506	$15,493	$2,506

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Revenues:
Net earned premiums and other considerations	$393,614	$367,041	$350,946	$313,644	$290,972	$252,749	$760,655	$543,721
Net investment income	23,667	21,869	20,204	19,584	17,923	16,790	45,536	34,713
Fees and other income	12,654	12,596	13,050	13,329	13,587	9,458	25,250	23,045

	429,935	401,506	384,200	346,557	322,482	278,997	831,441	601,479

Benefits, losses and expenses:
Policyholder benefits	130,866	116,787	112,409	115,379	110,474	70,459	247,653	180,933
Selling, underwriting, general and administrative expenses	159,292	170,799	173,454	148,540	122,369	109,089	330,091	231,458

	290,158	287,586	285,863	263,919	232,843	179,548	577,744	412,391

Income before income taxes	139,777	113,920	98,337	82,638	89,639	99,449	253,697	189,088
Income taxes	49,570	39,486	34,381	29,193	30,363	35,005	89,056	65,368

Net operating income	$90,207	$74,434	$63,956	$53,445	$59,276	$64,444	$164,641	$123,720

Net Earned Premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$276,663	$250,889	$233,181	$198,733	$178,363	$142,892	$527,552	$321,255
Manufactured Housing (Creditor Placed & Voluntary)	50,452	50,670	51,774	52,535	54,184	55,968	101,122	110,152
Other	66,499	65,482	65,991	62,376	58,425	53,889	131,981	112,314

Total	$393,614	$367,041	$350,946	$313,644	$290,972	$252,749	$760,655	$543,721

Gross Written Premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$380,099	$319,053	$330,882	$271,632	$247,538	$184,096	$699,152	$431,634
Manufactured Housing (Creditor Placed & Voluntary)	77,042	67,785	73,590	82,401	80,981	69,610	144,827	150,591
Other	150,435	112,322	121,711	130,820	127,555	101,386	262,757	228,941

Total	$607,576	$499,160	$526,183	$484,853	$456,074	$355,092	$1,106,736	$811,166

Ratios:
Loss ratio (a)	33.2%	31.8%	32.0%	36.8%	38.0%	27.9%	32.6%	33.3%
Expense ratio (b)	39.2%	45.0%	47.7%	45.4%	40.2%	41.6%	42.0%	40.8%
Combined ratio (c)	71.4%	75.8%	78.5%	80.7%	76.5%	68.5%	73.5%	72.8%

Investment yield (1)	5.28%	5.51%	5.54%	5.62%	5.70%	5.82%	5.39%	5.70%

Real estate investment income (1)	$297	$159	$—	$—	$—	$—	$456	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Revenues:
Net earned premiums and other considerations	$513,936	$512,784	$519,438	$521,527	$519,587	$523,405	$1,026,720	$1,042,992
Net investment income	16,290	19,270	16,415	17,689	17,110	24,001	35,560	41,111
Fees and other income	10,445	9,688	10,549	11,035	10,250	9,726	20,133	19,976

	540,671	541,742	546,402	550,251	546,947	557,132	1,082,413	1,104,079

Benefits, losses and expenses:
Policyholder benefits	329,327	317,784	328,769	325,325	321,322	325,401	647,111	646,723
Selling, underwriting, general and administrative expenses	159,088	161,410	160,411	155,186	163,019	162,712	320,498	325,731

	488,415	479,194	489,180	480,511	484,341	488,113	967,609	972,454

Income before income taxes	52,256	62,548	57,222	69,740	62,606	69,019	114,804	131,625
Income taxes	18,418	22,024	20,262	24,893	21,590	23,923	40,442	45,513

Net operating income	$33,838	$40,524	$36,960	$44,847	$41,016	$45,096	$74,362	$86,112

Net earned premiums and other considerations:
Individual:
Individual medical	$320,442	$314,662	$310,826	$305,246	$300,267	$297,338	$635,104	$597,605
Short-term medical	23,499	22,561	24,125	26,839	25,489	25,001	46,060	50,490

Subtotal	343,941	337,223	334,951	332,085	325,756	322,339	681,164	648,095
Small employer group	169,995	175,561	184,487	189,442	193,831	201,066	345,556	394,897

Total	$513,936	$512,784	$519,438	$521,527	$519,587	$523,405	$1,026,720	$1,042,992

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Sales (Annualized issued premiums):
Individual:
Individual medical	$100,468	$99,614	$88,154	$90,271	$76,616	$76,192	$200,082	$152,808
Short-term medical	33,606	31,939	29,078	34,841	33,612	35,014	65,545	68,626

Subtotal	134,074	131,553	117,232	125,112	110,228	111,206	265,627	221,434
Small employer group	28,307	29,520	28,652	33,336	32,527	34,573	57,827	67,100

Total	$162,381	$161,073	$145,884	$158,448	$142,755	$145,779	$323,454	$288,534

Membership by product line:
Individual:
Individual medical	650	641	641	639	632	636	650	632
Short-term medical	99	85	87	99	105	100	99	105

Subtotal	749	726	728	738	737	736	749	737
Small employer group	181	191	207	216	226	239	181	226

Total	930	917	935	954	963	975	930	963

Ratios:
Loss ratio (a)	64.1%	62.0%	63.3%	62.4%	61.8%	62.2%	63.0%	62.0%
Expense ratio (b)	30.3%	30.9%	30.3%	29.1%	30.8%	30.5%	30.6%	30.6%
Combined ratio (c)	93.1%	91.7%	92.3%	90.2%	91.4%	91.6%	92.4%	91.5%

Investment yield (1)	5.84%	5.70%	5.69%	5.76%	5.83%	5.70%	5.80%	5.76%

Real estate investment income (1)	$590	$3,535	$123	$646	$—	$7,372	$4,125	$7,372

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Revenues:
Net earned premiums and other considerations	$272,462	$296,673	$279,978	$291,232	$282,581	$326,111	$569,135	$608,692
Net investment income	39,408	51,887	39,049	39,893	38,744	40,839	91,295	79,583
Fees and other income	6,379	6,277	6,477	6,685	7,547	6,832	12,656	14,379

	318,249	354,837	325,504	337,810	328,872	373,782	673,086	702,654

Benefits, losses and expenses:
Policyholder benefits	184,361	212,534	193,273	196,727	195,195	245,439	396,895	440,634
Selling, underwriting, general and administrative expenses	101,062	98,026	102,353	103,726	101,827	99,114	199,088	200,941

	285,423	310,560	295,626	300,453	297,022	344,553	595,983	641,575

Income before income taxes	32,826	44,277	29,878	37,357	31,850	29,229	77,103	61,079
Income taxes	11,351	15,320	10,450	12,957	11,260	10,044	26,671	21,304

Net operating income	$21,475	$28,957	$19,428	$24,400	$20,590	$19,185	$50,432	$39,775

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$102,567	$101,535	$104,448	$104,367	$108,010	$111,393	$204,102	$219,403
Group disability single premiums for closed blocks	—	22,847	—	12,393	—	33,920	22,847	33,920
All other group disability	115,539	118,189	119,812	119,679	119,847	121,586	233,728	241,433
Group life	54,356	54,102	55,718	54,793	54,724	59,212	108,458	113,936

Total	$272,462	$296,673	$279,978	$291,232	$282,581	$326,111	$569,135	$608,692

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Sales:
Group dental	$19,747	$42,212	$17,119	$20,678	$12,843	$26,979	$61,959	$39,822
Group disability	14,121	20,394	11,126	12,362	10,022	13,633	34,515	23,655
Group life	7,051	11,875	5,859	6,954	5,344	6,681	18,926	12,025

Total	$40,919	$74,481	$34,104	$39,994	$28,209	$47,293	$115,400	$75,502

Ratios:
Loss ratio (a)	67.7%	71.6%	69.0%	67.5%	69.1%	75.3%	69.7%	72.4%
Expense ratio (b)	36.2%	32.4%	35.7%	34.8%	35.1%	29.8%	34.2%	32.3%

Investment yield (1)	6.21%	6.09%	6.32%	6.25%	6.17%	6.47%	6.17%	6.32%

Real estate investment income (1)	$1,040	$14,164	$215	$1,130	$—	$—	$15,204	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	10,153	11,853	7,494	6,881	7,710	13,850	22,006	21,560
Net realized (losses) gains on investments	(3,086)	5,570	116,720	(2,675)	2,272	(4,452)	2,484	(2,180)
Amortization of deferred gains on disposal of businesses	8,246	8,349	9,017	9,428	10,022	8,833	16,595	18,855
Fees and other income	143	327	(148)	703	127	—	470	127

	15,456	26,099	133,083	14,337	20,131	18,231	41,555	38,362

Benefits, losses and expenses:
Policyholder benefits	—	—	—	—	5	—	—	5
Selling, underwriting, general and administrative expenses	19,294	16,119	32,995	17,678	15,764	16,639	35,413	32,403
Interest expense	15,296	15,297	15,306	15,307	15,315	15,315	30,593	30,630

	34,590	31,416	48,301	32,985	31,084	31,954	66,006	63,038

Loss before income taxes and cumulative effect of change in accounting principle	(19,134)	(5,317)	84,782	(18,648)	(10,953)	(13,723)	(24,451)	(24,676)
Income taxes	(9,684)	3,210	32,910	(5,552)	(4,059)	(6,176)	(6,474)	(10,235)

Net operating (loss) income before cumulative effect of change in accounting principle	(9,450)	(8,527)	51,872	(13,096)	(6,894)	(7,547)	(17,977)	(14,441)
Cumulative effect of change in accounting principle		—	—	—	—	1,547	—	1,547

Net operating (loss) income	$(9,450)	$(8,527)	$51,872	$(13,096)	$(6,894)	$(6,000)	$(17,977)	$(12,894)

Real estate investment income	$—	$1,234	$—	$—	$—	$4,857	$1,234	$4,857

Corporate and Other Reconciliation

Assurant Corporate and Other Segment Net Operating Income	$(9,450)	$(8,527)	$51,872	$(13,096)	$(6,894)	$(6,000)	$(17,977)	$(12,894)
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(5,360)	(5,427)	(5,861)	(6,128)	(6,514)	(5,741)	(10,787)	(12,255)
Interest expense	9,942	9,943	9,949	9,950	9,955	9,955	19,885	19,910
Net realized losses (gains) on investments	2,006	(3,621)	(75,868)	1,739	(1,477)	2,894	(1,615)	1,417
Cumulative effect of change in accounting principle	—	—	—	—	—	(1,547)	—	(1,547)

Corporate and Other per Reconciliation of Net Operating Income to Net Income (page 5)	$(2,862)	$(7,632)	$(19,908)	$(7,535)	$(4,930)	$(439)	$(10,494)	$(5,369)

Assurant, Inc. and Subsidiaries

Investments

(Unaudited)

($ in thousands)	As of June 30, 2007		As of December 31, 2006
Investments by Type
Fixed maturities: available-for-sale, at fair value	$9,267,665		$9,118,049
Equity Securities: available-for-sale, at fair value
Preferred stocks	726,382		740,603
Common stocks	788		1,036
Commercial mortgage loans on real estate, at amortized cost	1,356,957		1,266,158
Policy loans	57,872		58,733
Cash and short-term investments	1,274,016		1,301,786
Collateral held under securities lending	629,263		365,958
Other investments	547,858		564,494

Total	$13,860,801		$13,416,817

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,302,482	68%	$6,127,830	67%
Baa	2,373,027	26%	2,386,317	26%
Ba	470,234	5%	479,037	5%
B and lower	121,922	1%	124,865	2%

Total	$9,267,665	100%	$9,118,049	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$309,686	3%	$327,463	3%
State, municipalities and political subdivisions	540,583	6%	236,429	3%
Foreign government	745,476	8%	652,662	7%
Public utilities	1,059,369	12%	1,104,167	12%
Mortgage backed securities	1,043,707	11%	1,206,597	14%
All other corporate bonds	5,568,844	60%	5,590,731	61%

Total	$9,267,665	100%	$9,118,049	100%

Assurant, Inc. and Subsidiaries

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended June 30, 2007			For the Three Months Ended June 30, 2006			For the Six Months Ended June 30, 2007			For the Six Months Ended June 30, 2006
($ in thousands)	Yield	Investment Income	Investment Gain (Loss)	Yield	Investment Income	Investment Gain (Loss)	Yield	Investment Income	Investment Gain (Loss)	Yield	Investment Income	Investment Gain (Loss)
Fixed maturities: available for sale, at fair value	5.94%	$137,417	$(5,042)	5.76%	$127,725	$(258)	5.94%	$271,671	$(1,566)	5.78%	$254,566	$(2,875)
Equity Securities: available for sale, at fair value	6.42%	11,898	(1,077)	7.11%	13,519	37	6.50%	24,038	(1,424)	6.81%	25,302	(1,617)
Commercial mortgage loans on real estate, at amortized cost	6.83%	22,573	—	7.21%	22,409	(84)	6.77%	44,133	—	7.43%	45,762	(209)
Policy loans	8.41%	1,222	—	9.78%	1,457	—	7.19%	2,095	—	7.75%	2,330	—
Cash and short-term investments	4.59%	14,152	9	4.59%	10,417	7	4.62%	29,015	26	3.75%	20,473	148
Other investments	6.72%	9,346	3,024	8.10%	11,119	2,570	17.48%	48,863	5,448	13.59%	37,084	2,373

Total		196,608	$(3,086)		186,646	$2,272		419,815	$2,484		385,517	$(2,180)

Investment expenses		(6,306)			(6,208)			(12,617)			(12,517)

Net investment income		$190,302			$180,438			$407,198			$373,000

Gross investment gain			$11,846			$10,682			$21,187			$16,808
Gross investment loss			(14,932)			(8,410)			(18,703)			(18,988)
Write-downs on available for sale securities			—			—			—			—

Net investment gain			$(3,086)			$2,272			$2,484			$(2,180)

Assurant, Inc. and Subsidiaries

Summary of Net Operating Income Disclosed Items—(Note 1)

Income / (Expense) Items

(unaudited)

	For the Three Months Ended
($ in millions, after-tax)	June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006
	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS
Assurant Solutions:
Closed block of extended service contracts(a)	$—	—	$—	—	$—	—	$5.4	0.04	$—	—	$—	—
Fees/(Expenses) from sale of US pre-need independent franchise(a)(c)	$3.5	0.03	$—	—	$—	—	$—	—	$(0.7)	(0.01)	$(1.3)	(0.01)
Loss from restructured international product(b)(c)	$(4.4)	(0.04)	$—	—	$—	—	$—	—	$—	—	$—	—
Reconciliation of commissions payable accounts(c)	$4.5	0.04	$—	—	$—	—	$—	—	$—	—	$—	—
Assurant Specialty Property:
Reconciliation of commissions payable accounts(c)(b)	$5.5	0.04	$—	—	$—	—	$—	—	$—	—	$—	—
Processing fees for the National Flood Insurance Program(b)	$—	—	$—	—	$—	—	$0.3	0.00	$1.3	0.01	$5.2	0.04
Catastrophe losses, net of reinsurance(b)	$—	—	$—	—	$—	—	$—	—	$(4.5)	(0.03)	$—	—
Client related settlements	$—	—	$—	—	$5.5	0.04	$—	—	$—	—	$—	—
Assurant Health:
Legal related settlements(c)	$—	—	$—	—	$—	—	$2.6	0.02	$—	—	$—	—
Assurant Corporate and Other:
Assurant Foundation funding(c)	$—	—	$—	—	$(3.3)	(0.03)	$—	—	$—	—	$—	—
Change in certain tax liabilities(d)	$2.9	0.02	$(5.8)	(0.05)	$(6.2)	(0.05)	$—	—	$—	—	$—	—

Statement of Operations line impact:

(a)	Fees and other income
(b)	Policyholder benefits
(c)	Selling, underwriting, general and administrative expenses
(d)	Income taxes